UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 6, 2008

                          PERF-GO GREEN HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

       Delaware                  333-141054                   20-3079717
(State or Other Jurisdiction   (Commission File            (I.R.S. Employer
      of Incorporation)            Number)               Identification Number)

                                645 Fifth Avenue
                            New York, New York 10022
               (Address of principal executive offices) (zip code)

                                 (212) 848-0253
              (Registrant's telephone number, including area code)

                                   Copies to:
                              Adam P. Silvers, Esq.
                         Ruskin Moscou Faltischek, P.C.
                               1425 RexCorp Plaza
                            Uniondale, New York 11556
                              Phone: (516) 663-6600
                               Fax: (516) 663-6601

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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


Item 1.01 Entry into a Material Definitive Agreement

On June 6, 2008, the Board approved an agreement with Charles Gargano relating to the provision of long range strategic planning consultation (the "Consulting Agreement"). Mr. Gargano will be paid $2,000 per week as Senior Vice President of Governmental Affairs and shall receive 2% of all sales directly attributable to Mr. Gargano's services plus out-of-pocket expenses. In addition he will receive options to purchase 200,000 shares of the Company's Common Stock at an exercise price of $0.50 under the Registrant's 2008 Share Incentive Plan (the "Plan") approved by the Board on June 6, 2008.

The information set forth under Item 3.02 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01 in its entirety.

Item 3.02 Unregistered Sales of Equity Securities.

On June 6, 2008, the Board approved a consulting agreement with an investor relations firm, Euro Invest News, Inc. ("Euro Invest"), Euro Invest shall provide investor relations consulting services for a period of six months. The Company has paid Euro Invest $487,500 for consulting services and may pay Euro Invest up to $750,000 plus out-of-pocket expenses pursuant to the consulting agreement. The Company has an outstanding commitment under the consulting agreement to issue up to 750,000 shares of its common stock to Euro Invest or its assigns.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     Appointment of Directors. On June 6, 2008, the Board of Directors of the Registrant appointed David Bach and Charles Gargano as directors of the Company. Each director's term will continue until his successor is elected and qualifies.

Mr. Bach, 41, is the chief executive officer and founder of FinishRich Media, a corporation dedicated to revolutionizing how people learn about money and the environment. Mr. Bach is also an executive officer of Apollo Group LLC, Go Green Media, and Finish Rich, Inc., all privately-held companies. Prior to founding FinishRich Media, Mr. Bach was a senior vice president of Morgan Stanley and a partner of The Bach Group which managed over a half billion dollars during his tenure. In connection with his appointment as a director of the Company, Mr. Bach will be issued options to purchase 650,000 shares of common stock of the Company at an exercise price of $1.81 per share under the 2008 Share Incentive Plan. In addition, he will be issued options to purchase 20,000 shares of common stock of the Company on a monthly basis during the first year of service as a member of the Board of Directors at an exercise price of $1.00 per share.

Mr. Gargano, 73, most recently served as Vice Chairman of the Port Authority of New York and New Jersey. Prior to this, he served as Chairman of the Empire State Development Corporation of New York State and Commissioner of the



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

Department of Economic Development from 1995 to January 2007. On June 6, 2008, the Board approved an agreement with Mr. Gargano relating to the provision of long range strategic planning consultation (the "Consulting Agreement"). Mr. Gargano will be paid $2,000 per week as Senior Vice President of Governmental Affairs and shall receive 2% of all sales directly attributable to Mr. Gargano's services plus out-of-pocket expenses. In addition he will receive options to purchase 200,000 shares of the Company's common stock at an exercise price of $0.50 under the Registrant's 2008 Share Incentive Plan.

Material Compensatory Arrangements with Officers and Directors. On June 6, 2008, the Board of Directors of the Company approved the following stock option grants under the 2008 Share Incentive Plan to each of the named officers and directors:

----------------------------------------- --------------------------------------- ---------------------------------------
Optionee                                  Number of Options to Purchase Shares    Option Price
                                          of Common Stock
----------------------------------------- --------------------------------------- ---------------------------------------
Governor George E. Pataki                 1,000,000 Shares                        $0.50
----------------------------------------- --------------------------------------- ---------------------------------------
Spectrum Plastics Inc.*                   720,000 Shares, vesting on a monthly    $0.50
                                          basis over a two year period.
----------------------------------------- --------------------------------------- ---------------------------------------
Linda Daniels                             200,000 Shares vesting over a one       $2.00
                                          year period
----------------------------------------- --------------------------------------- ---------------------------------------
Linda Daniels                             500,000 Shares                          $0.50
----------------------------------------- --------------------------------------- ---------------------------------------
Michael Caridi                            2,500,000 Shares vesting over a one     $2.00
                                          year period
----------------------------------------- --------------------------------------- ---------------------------------------
Anthony Tracy                             1,500,000 Shares vesting over a one     $2.00
                                          year period
----------------------------------------- --------------------------------------- ---------------------------------------
Arthur Stewart                            50,000 Shares vesting over a one year   $0.50
                                          period
----------------------------------------- --------------------------------------- ---------------------------------------
Arthur Stewart                            2,000 Shares on a monthly basis         $2.00
                                          during his service as Chief Financial
                                          Officer
----------------------------------------- --------------------------------------- ---------------------------------------

* Ben Tran, a director of the Company, is President of Spectrum Plastics, Inc.

Item 5.03 Amendments to Articles of  Incorporation  or Bylaws;  Change in Fiscal
Year

On June 6, 2008, the Board of Directors approved an amendment to the Registrant's Bylaws to permit an increase in the size of the Board. The amendment is filed with this report as Exhibit 3.1 and incorporated herein by reference.

Item 8.01 Other Events

On June 6, 2008,  the Board of Directors of Perf-Go  Green  Holdings,  Inc. (the
"Registrant" or the "Company") approved the 2008 Share Incentive Plan (the "Plan"). The Plan replaces the Registrant's 2005 Equity Compensation Plan. A copy of the Plan is included as Exhibit 99.1 herein and is incorporated herein by reference in its entirety.



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

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.
        None.

(b) Pro forma financial information.
        None.

(c) Exhibits
     3.1  Amendment  to  Registrant's   Bylaws.
     99.1 Registrant's 2008 Share Incentive Plan










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



                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Perf-Go Green  Holdings, Inc.


June 12, 2008                         By:  /s/ Anthony Tracy
                                            Anthony Tracy
                                            President










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